UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                FORM 8-K


                             Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     March 10, 2003

                     Frozen Food Express Industries, Inc.
             (Exact name of registrant as specified on its charter)



Texas                                   1-10006              75-1301831
(State or other jurisdiction of       (Commission           (IRS Employer
                                                          Identification No.)



                         1145 Empire Central Place
                              Dallas, Texas                        75247-4309
                Address of principal executive offices)            (Zip Code)

                                    (2l4) 630-8090
             (Registrant's telephone number, including area code)

                                      None
(Former name, former address and former fiscal year, if changed since last report)



                                    INDEX

                     PART I - FINANCIAL INFORMATION

                                                                  Page No.
                                                                  --------
Item 1.  Change in Control of Registrant                            N/A

Item 2.  Acquisition or Disposition of Assets                       N/A

Item 3.  Bankruptcies or Receiverships                              N/A

Item 4.  Changes in Registrant's Certifying Accountants             N/A

Item 5.  Other Events                                                3

Item 6.  Resignations of Registrant's Directors                     N/A

Item 7.  Financial Statements and Exhibits                          N/A

         Exhibit 99.1 Press Release                                  4

Item 8.  Change in Fiscal Year                                      N/A



Item 5.  OTHER EVENTS

         On March 10, 2003, the Registrant issued a press release announcing its financial results for the three and twelve months ended December 31, 2002 and also announcing adjustments to prior 2002 quarters. A copy of the press release is filed herewith as exhibit 99.1


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     C.  Exhibits

         99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                     -----------------------------------------
                                        (Registrant)



March 11, 2003                          By: /s/ F. Dixon McElwee, Jr.
                                      -------------------------------------
                                            F. Dixon McElwee, Jr.
                                            Senior Vice President
                                            Principal Financial
                                            and Accounting Officer